UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 3, 2019
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 3, 2019, Gary Tolman has resigned from the Board of Directors of White Mountains Insurance Group, Ltd. (the “Board”), a position he has held since 2015. Mr. Tolman’s resignation comes in connection with the launch of Noblr - a new property and casualty insurance provider, focused initially on personal auto, that uses telematics and proprietary technology to deliver real-time rates and feedback to customers based on their driving behavior. Mr. Tolman is the co-founder, President and CEO of Noblr. White Mountains has entered into an agreement to acquire a minority stake in Noblr, Inc., whose subsidiaries provide services (including as attorney-in-fact) for the members (policyholders) at the Noblr Reciprocal Exchange (“Exchange”), a Colorado-domiciled reciprocal insurer. White Mountains will also purchase surplus notes issued by the Exchange. Mr. Tolman’s decision to leave the Board at this time was due to his desire to avoid any potential conflicts between his roles at White Mountains and Noblr and not due to any disagreement with White Mountains or its management.

ITEM 8.01	Other Events.

Minority Investment

On January 4, 2019, a subsidiary of White Mountains Insurance Group, Ltd. (“White Mountains”) entered into an agreement to acquire a minority stake in Noblr, Inc. (“Noblr”), a property and casualty insurance provider, co-founded by Gary Tolman. Focused initially on personal auto, Noblr uses telematics and proprietary technology to deliver real-time rates and feedback to customers based on their driving behavior. Noblr’s subsidiaries provide services (including as attorney-in-fact) for the members (policyholders) at the Noblr Reciprocal Exchange (“Exchange”), a Colorado-domiciled reciprocal insurer. White Mountains will also purchase surplus notes issued by the Exchange. Prior to White Mountains’ investment in Noblr, Mr. Tolman resigned from the White Mountains Board of Directors, a position he held since 2015.

On January 7, 2019, White Mountains issued a press release announcing the investment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Current Report.

ITEM 9.01	Financial Statements and Exhibits.

(d)  Exhibits

99.1 Press Release, dated January 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.

DATED: January 7, 2019	By:	/s/ J. Brian Palmer
J. Brian Palmer
Managing Director and Chief Accounting Officer